UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 2, 2017

CROSSROADS CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-53504	26-2582882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

128 N. 13th Street, #1100

Lincoln, Nebraska 68508

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (402) 261-5345

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 2, 2017, stockholders of Crossroads Capital, Inc. (the “Company”) approved the voluntary delisting of the common stock of the Company from NASDAQ. Following the special meeting of stockholders, the Board of Directors of the Company authorized the delisting and the Company provided notice to NASDAQ of the voluntary delisting. NASDAQ will suspend trading of shares of common stock of the Company following the close of business on June 12, 2017. The Company expects the delisting to be effective on June 22, 2017.

On June 2, 2017, the Company issued a press release announcing the voluntary delisting from NASDAQ. A copy of the press release is included herewith as Exhibit 99.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

Special Meeting

At the Special Meeting of Stockholders held on June 2, 2017, the following matters were acted upon:

1. Stockholders approved the withdrawal of the Company’s election to be regulated a business development company under the Investment Company Act of 1940. The results of the vote are as follows:

Votes For	Votes Against	Abstentions
5,133,411	228,108	223,674

2. Stockholders approved any adjournments of the Special Meeting to permit time to voluntarily delist the Company from NASDAQ and to begin the process of withdrawing its election to be regulated as a business development company. The results of the vote are as follows:

Votes For	Votes Against	Abstentions
5,301,885	237,827	45,481

The Company will reconvene the Special Meeting on June 23, 2017, at 10:00 a.m. Central Time at 128 N. 13th St, #1100, Lincoln, Nebraska 68508.

Annual Meeting

At the Annual Meeting of Stockholders held on June 2, 2017, the following matters were acted upon:

1. Three directors were elected for one-year terms. The results of the vote are as follows:

Nominee	Votes For	Withheld
Phillip Goldstein	4,426,685	72,995
Andrew Dakos	4,420,858	78,822
Gerald Hellerman	4,424,059	75,621

2. The selection of Tait, Weller & Baker, LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2017 was ratified. The results of the vote are as follows:

Votes For	Votes Against	Abstentions
7,661,033	16,105	17,646

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 2, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSROADS CAPITAL, INC.

Date: June 2, 2017	By:	/s/ Ben H. Harris
Ben H. Harris
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 2, 2017.